CMA TREASURY FUND

Annual Report







March 31, 1998

MERRILL LYNCH BULL LOGO


This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. Past performance results shown in this report should not be considered a representation of future performance, which will fluctuate. The Fund seeks to maintain a consistent $1.00 net asset value per share, although this cannot be assured. An investment in the Fund is neither insured nor guaranteed by the US Government. Statements and other information herein are as dated and are subject to change









CMA Treasury Fund
Box 9011
Princeton, NJ 08543-9011

Printed on post-consumer recycled paper


DEAR SHAREHOLDER:


For the year ended March 31, 1998, CMA Treasury Fund paid shareholders a net annualized dividend of 4.92%.* As of March 31, 1998, the Fund's 7-day yield was 4.80%.

The average portfolio maturity for CMA Treasury Fund at March 31,
1998 was 80 days, compared to 86 days at September 30, 1997.

The Environment
The six months ended March 31, 1998 were positive for most capital markets worldwide, despite periods of volatility. Investors continued to focus on the impact that the financial crisis in Asia would have on economic growth worldwide. In the United States, sentiment fluctuated between a variety of outlooks. At times, US stock and bond prices reflected expectations that the slowdown in Asian economic growth would lead to a sharp decline in US business activity and, ultimately, a deflationary environment. The deterioration of economic conditions in Japan was of particular concern. During other periods, US investors appeared to expect that the positive trends of a moderately expanding economy, declining unemployment, enhanced productivity and corporate profits growth would continue, unimpeded by the developments in Asia. To date, there have been only a few signs that Asia's troubles are influencing US economic activity.

The Federal Open Market Committee did not change monetary policy at its meeting in early February. Subsequently, in his Humphrey-Hawkins testimony before Congress, Federal Reserve Board Chairman Alan Greenspan indicated that monetary policy might remain steady for some time. This raised concerns among those US bond investors who had expected imminent monetary policy easing. However, subsequent data releases suggested that US economic growth would remain moderate, which stabilized the bond market.


[FN]
*Based on a constant investment throughout the period, with dividends compounded daily, and reflecting a net return to the investor after all expenses.


During the six-month period ended March 31, 1998, we maintained the Fund's average life toward the maximum end of our investment parameters. Our positive outlook was based on the belief that the Federal Reserve Board would be likely to leave monetary policy unchanged and that the future supply of Treasury securities would be limited.

As 1998 progresses, it is likely that investor focus will remain on developments in Asia, their potential impact on the US economy, and the Federal Reserve Board's response to them.

In Conclusion
We thank you for your interest in CMA Treasury Fund, and we look forward to assisting you with your financial needs in the months and years ahead.

Sincerely,



(Arthur Zeikel)
Arthur Zeikel
President



(Jacqueline Rogers)
Jacqueline Rogers
Portfolio Manager

May 5, 1998

Effective January 2, 1998, Jacqueline Rogers assumed the responsibilities of day-to-day management for CMA Treasury Fund. Ms. Rogers has been Vice President of Merrill Lynch Asset Management,
L.P. (an affiliate of the Investment Adviser) since 1985.





CMA TREASURY FUND
SCHEDULE OF INVESTMENTS AS OF MARCH 31, 1998               (IN THOUSANDS)

                     Face        Interest      Maturity           Value
Issue               Amount         Rate          Date           (Note 1a)

                         US Government Obligations*--97.6%

US Treasury       $ 10,944        4.99%        4/02/98         $   10,941
Bills               10,000        5.655        4/02/98              9,997
                     1,176        5.06         4/09/98              1,175
                     9,373        5.295        4/16/98              9,351
                     4,297        5.41         4/16/98              4,287
                   107,598        5.235        4/23/98            107,238
                    50,000        5.26         4/23/98             49,832
                       107        5.265        4/23/98                107
                     8,121        5.28         4/23/98              8,094
                    25,000        5.345        4/23/98             24,915
                    25,000        5.15         4/30/98             24,893
                     4,420        5.30         4/30/98              4,401
                    12,279        5.33         4/30/98             12,225
                    13,908        5.37         4/30/98             13,847
                    74,740        5.35         5/14/98             74,282
                    18,794        5.25         5/21/98             18,659
                     9,800        5.055        5/28/98              9,720
                    25,000        5.07         5/28/98             24,796
                    20,568        5.205        5/28/98             20,400
                    25,000        5.235        5/28/98             24,795
                    30,000        5.28         5/28/98             29,754
                    12,230        5.275        6/04/98             12,118
                    60,000        5.29         6/04/98             59,450
                     7,451        5.005        6/25/98              7,361
                    50,000        5.06         6/25/98             49,394
                    50,000        5.075        6/25/98             49,394


                     Face        Interest      Maturity           Value
Issue               Amount         Rate          Date           (Note 1a)

                     US Government Obligations* (concluded)

US Treasury       $ 40,000        5.32%        6/25/98         $   39,516
Bills               10,253        5.08         8/20/98             10,046
(concluded)          1,379        5.07         9/17/98              1,346

US Treasury        260,900        7.875        4/15/98            261,191
Notes               50,000        5.125        4/30/98             49,983
                    89,769        5.875        4/30/98             89,791
                   281,000        6.125        5/15/98            281,219
                    25,000        9.00         5/15/98             25,103
                   200,000        6.00         5/31/98            200,148
                    40,000        8.25         7/15/98             40,316
                   100,000        6.25         7/31/98            100,266
                   165,000        6.125        8/31/98            165,413
                    78,000        6.00         9/30/98             78,197
                   173,000        5.875       10/31/98            173,270
                    10,000        5.50        11/15/98              9,995
                    20,000        5.875        1/31/99             20,045
                    10,000        6.75         6/30/99             10,134
                     7,000        5.375        1/31/00              6,968

Total US Government Obligations
(Cost--$2,224,377 )                                             2,224,373

Total Investments
(Cost--$2,224,377)--97.6%                                       2,224,373
Other Assets Less Liabilities--2.4%                                55,449
                                                               ----------
Net Assets--100.0%                                             $2,279,822
                                                               ==========

[FN]
*US Treasury Bills are traded on a discount basis; the interest rates shown are the discount rates paid at the time of purchase by the Fund. US Treasury Notes bear interest at the rates shown, payable at fixed dates through maturity.

See Notes to Financial Statements.


CMA TREASURY FUND
STATEMENT OF ASSETS AND LIABILITIES AS OF MARCH 31, 1998
Assets:
Investments, at value (identified cost--$2,224,376,739++) (Note 1a)                                      $ 2,224,372,955
Cash                                                                                                              39,164
Receivables:
 Interest                                                                           $    31,407,182
 Securities sold                                                                         25,657,728           57,064,910
                                                                                    ---------------
Prepaid registration fees and other assets (Note 1d)                                                              63,394
                                                                                                         ---------------
Total assets                                                                                             $ 2,281,540,423
                                                                                                         ---------------
Liabilities:
Payables:
 Investment adviser (Note 2)                                                                828,861
 Distributor (Note 2)                                                                       686,287
 Dividends to shareholders (Note 1e)                                                            819
 Beneficial interest redeemed                                                                   139            1,516,106
                                                                                    ---------------
Accrued expenses and other liabilities                                                                           201,891
                                                                                                         ---------------
Total liabilities                                                                                              1,717,997
                                                                                                         ---------------
Net Assets                                                                                               $ 2,279,822,426
                                                                                                         ===============
Net Assets Consist of:
Shares of beneficial interest, $0.10 par value, unlimited number of
shares authorized                                                                                         $  227,982,621
Paid-in capital in excess of par                                                                           2,051,843,589
Unrealized depreciation on investments--net                                                                       (3,784)
                                                                                                         ---------------
Net Assets--Equivalent to $1.00 per share based on 2,279,826,210 shares of
beneficial interest outstanding                                                                          $ 2,279,822,426
                                                                                                         ===============


++Cost for Federal income tax purposes was $2,224,376,785. As of March 31, 1998, net unrealized depreciation for Federal income tax purposes amounted to $3,830, of which $181,345 related to appreciated securities and $185,175 related to depreciated securities.


CMA TREASURY FUND
STATEMENT OF OPERATIONS FOR THE YEAR ENDED MARCH 31, 1998
Investment Income (Note 1c):
Interest and amortization of premium and discount earned                                                  $  113,700,084
Expenses:
Investment advisory fees (Note 2)                                                    $    8,821,989
Distribution fees (Note 2)                                                                2,624,701
Transfer agent fees (Note 2)                                                                434,043
Registration fees (Note 1d)                                                                 316,760
Accounting services (Note 2)                                                                177,256
Custodian fees                                                                              111,014
Professional fees                                                                            69,162
Printing and shareholder reports                                                             30,680
Trustees' fees and expenses                                                                  26,447
Other                                                                                        25,620
                                                                                     --------------
Total expenses                                                                                                12,637,672
                                                                                                         ---------------
Investment income--net                                                                                       101,062,412
Realized Gain on Investments--Net (Note 1c)                                                                    1,099,659
Change in Unrealized Depreciation on Investments--Net                                                            666,768
                                                                                                          --------------
Net Increase in Net Assets Resulting from Operations                                                      $  102,828,839
                                                                                                          ==============


See Notes to Financial Statements.


CMA TREASURY FUND
STATEMENTS OF CHANGES IN NET ASSETS
                                                                                        For the Year Ended March 31,
Increase (Decrease) in Net Asset Value:                                                    1998               1997
Operations:
Investment income--net                                                             $    101,062,412     $     91,813,660
Realized gain on investments--net                                                         1,099,659              274,352
Change in unrealized appreciation/depreciation on investments--net                          666,768             (444,830)
                                                                                   ----------------     ----------------
Net increase in net assets resulting from operations                                    102,828,839           91,643,182
                                                                                   ----------------     ----------------
Dividends and Distributions to Shareholders (Note 1e):
Investment income--net                                                                 (101,062,412)         (91,813,660)
Realized gain on investments--net                                                        (1,099,659)            (274,352)
                                                                                   ----------------     ----------------
Net decrease in net assets resulting from dividends and distributions
to shareholders                                                                        (102,162,071)         (92,088,012)
                                                                                   ----------------     ----------------
Beneficial Interest Transactions (Note 3):
Net proceeds from sale of shares                                                     11,334,080,995       11,230,658,782
Net asset value of shares issued to shareholders in reinvestment of dividends
(Note 1e)                                                                               102,038,528           91,987,088
                                                                                   ----------------     ----------------
                                                                                     11,436,119,523       11,322,645,870
Cost of shares redeemed                                                             (11,125,480,169)     (11,145,444,645)
                                                                                   ----------------     ----------------
Net increase in net assets derived from beneficial interest transactions                310,639,354          177,201,225
                                                                                   ----------------     ----------------
Net Assets:
Total increase in net assets                                                            311,306,122          176,756,395
Beginning of year                                                                     1,968,516,304        1,791,759,909
                                                                                   ----------------     ----------------
End of year                                                                        $  2,279,822,426     $  1,968,516,304
                                                                                   ================     ================

CMA TREASURY FUND
FINANCIAL HIGHLIGHTS
The following per share data and ratios have been derived
from information provided in the financial statements.
                                                                        For the Year Ended March 31,
Increase (Decrease) in Net Asset Value:               1998           1997           1996          1995           1994
Per Share Operating Performance:
Net asset value, beginning of year                $     1.00     $     1.00     $     1.00     $     1.00     $     1.00
                                                  ----------     ----------     ----------     ----------     ----------
Investment income--net                                 .0475          .0461          .0498          .0409          .0250
Realized and unrealized gain (loss) on
investments--net                                       .0008         (.0001)         .0001          .0004          .0002
                                                  ----------     ----------     ----------     ----------     ----------
Total from investment operations                       .0483          .0460          .0499          .0413          .0252
                                                  ----------     ----------     ----------     ----------     ----------
Less dividends and distributions:
   Investment income--net                             (.0475)        (.0461)        (.0498)        (.0409)        (.0250)
   Realized gain on investments--net                  (.0005)        (.0001)        (.0003)        (.0002)        (.0004)
                                                  ----------     ----------     ----------     ----------     ----------
Total dividends and distributions                     (.0480)        (.0462)        (.0501)        (.0411)        (.0254)
                                                  ----------     ----------     ----------     ----------     ----------
Net asset value, end of year                      $     1.00     $     1.00     $     1.00     $     1.00     $     1.00
                                                  ==========     ==========     ==========     ==========     ==========
Total Investment Return                                4.92%          4.74%          5.14%          4.18%          2.57%
                                                  ==========     ==========     ==========     ==========     ==========
Ratios to Average Net Assets:
Expenses                                                .60%           .59%           .60%           .62%           .61%
                                                  ==========     ==========     ==========     ==========     ==========
Investment income and realized gain on
investments--net                                       4.82%          4.59%          5.01%          4.20%          2.55%
                                                  ==========     ==========     ==========     ==========     ==========
Supplemental Data:
Net assets, end of year (in thousands)            $2,279,822     $1,968,516     $1,791,760     $1,428,724     $1,220,440
                                                  ==========     ==========     ==========     ==========     ==========


See Notes to Financial Statements.




CMA TREASURY FUND
NOTES TO FINANCIAL STATEMENTS


1. Significant Accounting Policies:
CMA Treasury Fund (the "Fund") is registered under the Investment
Company Act of 1940 as a no-load, diversified, open-end management investment company. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--Investments maturing more than sixty days after the valuation date are valued at the most recent bid price or yield equivalent as obtained from dealers that make markets in such securities. When securities are valued with sixty days or less to maturity, the difference between the valuation existing on the sixty-first day before maturity and maturity value is amortized on a straight-line basis to maturity. Investments maturing within sixty days from their date of acquisition are valued at amortized cost, which approximates market. Other securities for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Trustees of the Fund.

(b) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

(c) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Interest income (including amortization of premium and discount) is recognized on the accrual basis. Realized gains and losses on security transactions are determined on the identified cost basis.

(d) Prepaid registration fees--Prepaid registration fees are charged to expense as the related shares are issued.

(e) Dividends and distributions to shareholders--The Fund declares dividends daily and reinvests daily such dividends (net of non-resident alien tax and back-up withholding tax withheld) in additional fund shares at net asset value. Dividends and distributions are declared from the total of net investment income and net realized gain or loss on investments.

2. Investment Advisory Agreement and
Transactions with Affiliates:
The Fund has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is
Princeton Services, Inc. ("PSI"), an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner.

FAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee based upon the average daily value of the Fund's net assets at the following annual rates: 0.50% of the Fund's average daily net assets not exceeding $500 million; 0.425% of the average daily net assets in excess of $500 million, but not exceeding $1 billion; and 0.375% of the average daily net assets in excess of $1 billion.

The Fund has adopted a Distribution and Shareholder Servicing Plan in compliance with Rule 12b-1 under the Investment Company Act of 1940, pursuant to which Merrill Lynch, Pierce, Fenner and Smith Inc. ("MLPF&S") receives a distribution fee under the Distribution Agreement from the Fund at the end of each month at the annual rate of 0.125% of average daily net assets of the Fund for shareholders who maintain their accounts through MLPF&S. The distribution fee is to compensate MLPF&S financial consultants and other directly involved branch office personnel for selling shares of the Fund and for providing direct personal services to shareholders. The distribution fee is not compensation for the administrative and operational services rendered to the Fund by MLPF&S in processing share orders and administering shareholder accounts.


CMA TREASURY FUND
NOTES TO FINANCIAL STATEMENTS (CONCLUDED)


Merrill Lynch Financial Data Services, Inc. ("MLFDS"), a wholly-owned subsidiary of ML & Co., is the Fund's transfer agent.

Accounting services are provided to the Fund by FAM at cost.

Certain officers and/or trustees of the Fund are officers and/or directors of FAM, PSI, MLFDS, and/or ML & Co.


3. Shares of Beneficial Interest:
The number of shares purchased and redeemed during the periods corresponds to the amounts included in the Statements of Changes in Net Assets for net proceeds from sale of shares and cost of shares redeemed, respectively, since shares are recorded at $1.00 per share.


<AUDIT-REPORT>
CMA TREASURY FUND
INDEPENDENT AUDITORS' REPORT


The Board of Trustees and Shareholders,
CMA Treasury Fund:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of CMA Treasury Fund as of March 31, 1998, the related statements of operations for the year then ended and changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at March 31, 1998 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of CMA Treasury Fund as of March 31, 1998, the results of its operations, the changes in its net assets, and the financial highlights for the respective stated periods in conformity with generally accepted accounting principles.



Deloitte & Touche LLP
Princeton, New Jersey
May 5, 1998




CMA TREASURY FUND
IMPORTANT TAX INFORMATION (UNAUDITED)


None of the ordinary income distributions paid daily by CMA Treasury Fund during its fiscal year ended March 31, 1998 qualify for the dividends-received deduction for corporations. Additionally, there were no long-term capital gains distributions paid during the year.

The law varies in each state as to whether and what percentage of dividend income attributable to Federal obligations is exempt from state income tax. We recommend that you consult your tax adviser to determine if any portion of the dividends you received is exempt from state income tax.

Following are the percentages of total assets of the Fund invested in Federal obligations as of the end of each quarter of the fiscal year.

For the Quarter Ended       Federal Obligations*

June 30, 1997                            92.67%
September 30, 1997                       98.53
December 31, 1997                        94.89
March 31, 1998                           97.49

Of the Fund's ordinary income dividends paid during the fiscal year ended March 31, 1998, 99.01% was attributable to Federal obligations. In calculating the foregoing percentages, expenses of the Fund have been allocated on a pro rata basis.

Please retain this information for your records.


[FN]
*For purposes of this calculation, Federal Obligations include US
 Treasury Notes, US Treasury Bills and US Treasury Bonds. Also included are obligations issued by the following agencies: Banks for Cooperatives, Federal Intermediate Credit Banks, Federal Land Banks, Federal Home Loan Banks, and the Student Loan Marketing Association. Repurchase Agreements are not included in this calculation.


CMA TREASURY FUND
OFFICERS AND TRUSTEES


Arthur Zeikel--President and Trustee
Ronald W. Forbes--Trustee
Cynthia A. Montgomery--Trustee
Charles C. Reilly--Trustee
Kevin A. Ryan--Trustee
Richard R. West--Trustee
Terry K. Glenn--Executive Vice President
Kevin J. McKenna--Senior Vice President
Joseph T. Monagle Jr.--Senior Vice President
Donald C. Burke--Vice President
Jacqueline Rogers--Vice President
Gerald M. Richard--Treasurer
Robert Harris--Secretary

Custodian
State Street Bank and Trust Company
P.O. Box 1713
Boston, MA 02101

Transfer Agent
Merrill Lynch Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
(800) 221-7210*

[FN]
*For inquiries regarding your CMA account, call (800) CMA-INFO [(800) 262-4636].